UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2024

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8    Other Events
Item 8.01     Other Events

As previously disclosed in the Current Report on Form 8-K filed on February 1, 2024 (the "Original Report"), Compass Group Diversified Holdings LLC (the “Company” and, together with Compass Diversified, “CODI”), through its newly formed acquisition subsidiaries, THP Topco, Inc., a Delaware corporation (“Topco”) and THP Intermediate, Inc., a Delaware corporation (“Buyer”), acquired The Honey Pot Company Holdings, LLC (“THP”) and certain of its affiliated entities pursuant to a Merger and Stock Purchase Agreement (the “Purchase Agreement”) by and among Buyer, THP, VMG Honey Pot Blocker, Inc. (“Blocker I”), NVB1, Inc. (“Blocker II”), VMG Tax-Exempt IV, L.P. (“Blocker I Seller”), New Voices Fund, LP (“Blocker II Seller”), THP Merger Sub, LLC (“Merger Sub”), VMG Honey Pot Holdings, LLC, as the Sellers’ Representative, and certain remaining equity holders of THP (the “THP Sellers”, together with Blocker I Seller and Blocker II Seller, each a “Seller” and collectively, the “Sellers”). Pursuant to the Purchase Agreement, subsequent to certain internal reorganizations, Buyer acquired all of the issued and outstanding equity of Blocker I and Blocker II and, thereafter, Merger Sub merged with and into THP (the “Merger”), with THP surviving such that the separate existence of Merger Sub ceased, with THP surviving the Merger as a wholly-owned, indirect subsidiary of the Topco. THP is the parent company of The Honey Pot Company (DE), LLC.

On April 10, 2024, we filed a form 8-K/A to amend the Original Report to provide certain historical financial statements of THP and pro forma financial information of CODI in accordance with item 9.01 of Form 8-K. We are filing this Current Report on Form 8-K to provide additional pro forma financial information of CODI related to the Merger.

Section 9    Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CODI is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 9.01(b) and made a part hereof: unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2024 and notes thereto.

(d) Exhibits.

99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2024 and notes thereto

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer